ARTISAN PARTNERS ASSET MANAGEMENT B U S I N E S S U P D A T E A N D S E C O N D Q U A R T E R 2 0 1 4 E A R N I N G S P R E S E N T A T I O N Artisan Partners Asset Management

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Oﬃcer of Artisan Partners. Prior to joining the ﬁrm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management ﬁrms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a Chartered Financial Analyst. •  22 years of industry experience •  9 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Oﬃcer of Artisan Partners. Prior to joining the ﬁrm in July 2010, Mr. Daley was executive vice president, chief ﬁnancial oﬃcer and treasurer of the global asset management ﬁrm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certiﬁed Public Accountant. •  27 years of industry experience •  4 years at Artisan Partners

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 2 FIRM FACTS ?  Founded in 1994; focused on providing high value-added investment strategies ?  Six autonomous investment teams managing fourteen investment strategies for sophisticated, institutional investors ?  Principal oﬃces in Milwaukee, San Francisco, Atlanta, New York, Kansas City and London, with approximately 340 associates ?  Approximately $112.0 billion under management as of June 30, 2014 AUM by Distribution Channel1 As of June 30, 2014. 1The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment. AUM by Investment Team management team Eric R. Colson Chief Executive Oﬃcer Charles (C.J.) Daley, Jr. Chief Financial Oﬃcer Sarah A. Johnson Chief Legal Oﬃcer Dean J. Patenaude Head of Global Distribution Global Equity 28% Global Value 30% U.S. Value 19% Growth 21% Emerging Markets 1% Credit <1% Institutional 42% Defined Contribution 19% Broker Dealer 22% Financial Advisor 11% Retail 6%

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 3 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 1 0 - Y e a r U S T r e a s u r y Y i e l d S & P 5 0 0 C l o s i n g P r i c e S&P 500 vs 10-Year US Treasury Yield S&P 500 10-Year US Treasury Yield ’94 ’95 ’96 ’97 ’98 ’99 ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 ‘13 ’14 U.S. Small-Cap Growth Non-U.S. Growth U.S. Mid-Cap Growth U.S. Small-Cap Value U.S. Mid-Cap Value Non-U.S. Small- Cap Growth Non-U.S. Value Value Equity Emerging Markets Global Opportunities Global Value Global Equity Global Small-Cap Growth High Income MARKET PERSPECTIVES Sources: Bloomberg.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 4 Global Equity Team Non-U.S. Growth Strategy 1/1/96 29.1$ Non-U.S. Small-Cap Growth Strategy 1/1/02 1.7$ Global Equity Strategy 4/1/10 0.3$ Global Small-Cap Growth Strategy 7/1/13 0.2$ U.S. Value Team U.S. Mid-Cap Value Strategy 4/1/99 15.8$ U.S. Small-Cap Value Strategy 6/1/97 3.6$ Value Equity Strategy 7/1/05 2.2$ Growth Team U.S. Mid-Cap Growth Strategy 4/1/97 16.7$ U.S. Small-Cap Growth Strategy 4/1/95 2.9$ Global Opportunities Strategy 2/1/07 3.9$ Global Value Team Non-U.S. Value Strategy 7/1/02 18.3$ Global Value Strategy 7/1/07 15.8$ Emerging Markets Team Emerging Markets Strategy 7/1/06 1.2$ Credit Team High Income Strategy 4/1/14 0.3$ LONG-TERM INVESTMENT RESULTS — Full Cycle Return Goals Note: Data as of and through June 30, 2014. ¹ Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. High Income strategy performance began on April 1, 2014 and only has a three month performance track record and value-add percentage has not been annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance. Process Consistency Wealth Compounding Index Outperformance Peer Outperformance U.S. Value Team Global Equity Team Growth Team Global Value Team Emerging Markets Team Average Annual Value Added Since Inception1 AUM (in billions) Strategy Inception Credit Team 0.01% (1.00%) 6.46% 7.34% 6.06% 0.77% 5.77% 0.86% 4.58% 5.47% (0.84%) 5.61% 5.12% 6.50%

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 5 INVESTMENT PERFORMANCE — Outperformance and Rankings Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year except as indicated. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of June 30, 2014. Lipper rankings are based on total return, are historical, and do not represent future results. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies 96% 96% 95% 100% 96% 74% 76% 96% 100% 96% 91% 91% 79% 100% 98% 61% 79% 80% 100% 99% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2011 2012 2013 6/30/2014 % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM 91% 5%4% 5 or 4 Star Rating 3 Star Rating 2 or 1 Star Rating 94% 2%4% 1st Quartile 2nd Quartile 3rd/4th Quartile

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 6 Artisan Funds 56% Separate Accounts 42% UCITS 2% U.S. 88% Non-U.S. 12% BUSINESS DISCIPLINE — Firm Asset Diversification Channel Diversification1 Team Diversification Global Equity 28% Global Value 30% U.S. Value 19% Growth 21% Emerging Markets 1% Credit <1% AUM by Client Domicile AUM by Vehicle 1 The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment. Institutional 42% Defined Contribution 19% Broker Dealer 22% Financial Advisor 11% Retail 6%

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 7 BUSINESS PHILOSOPHY & APPROACH Thoughtful Growth Active Strategies Autonomous Franchises Proven Results Designed for Investment Talent to Thrive Managed by Business Professionals Structured to Align Interests Active Talent Identiﬁcation Entrepreneurial Commitment Focus on Long-Term Global Demand Since its founding, Artisan has built its business based upon a consistent philosophy and business model. Talent Driven Business Model High Value Added Investment Firm

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 8 Talent Focus BUSINESS STRATEGY Management Guideposts Strong Long-Term Investment Results Asset Diversiﬁcation Financial Discipline Alignment Growth Stability Autonomy Global Equity U.S. Value Growth Global Value Emerging Markets Credit

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 9 TALENT FOCUS — Autonomy Time Creativity Culture Discipline Autonomy Global Equity U.S. Value Growth Global Value Emerging Markets Credit

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 10 TALENT FOCUS — Alignment Philosophy Equity Ownership Compensation Time Horizon Autonomy Alignment Time Creativity Culture Discipline Global Equity U.S. Value Growth Global Value Emerging Markets Credit

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 11 TALENT FOCUS — Growth Thoughtful Alpha-Focused Talent-Driven Balanced Autonomy Alignment Growth Philosophy Equity Ownership Compensation Time Horizon Time Creativity Culture Discipline Global Equity U.S. Value Growth Global Value Emerging Markets Credit

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12 TALENT FOCUS — Stability Structure Careers Clients Operations Autonomy Alignment Growth Stability Thoughtful Alpha-Focused Talent-Driven Balanced Philosophy Equity Ownership Compensation Time Horizon Time Creativity Culture Discipline Global Equity U.S. Value Growth Global Value Emerging Markets Credit

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 13 TALENT FOCUS — Synergy Autonomy Alignment Growth Synergy Stability Global Equity U.S. Value Growth Global Value Emerging Markets Credit

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14 EQUITY GRANTS Equity Grant Philosophy ?  Long-term interest alignment ?  Talent acquisition and retention ?  Merit-based award driven by consistent value creation ?  Equity as a percentage of an employee’s total compensation highly variable year-over-year 2014 Equity Grant Overview ?  Approximately 2.0% of outstanding shares ?  Reﬂects reinvestment in talent ?  Weighted to value creation ?  Standard 5-year and career vesting

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 15 ?  AUM increased 4% to $112.0 billion ?  Average AUM increased 2% to $108.2 billion ?  Net ﬂows of $558 million resulted in 2.1% annualized organic growth ?  Revenues increased 3% to $208.5 million ?  Operating margin of 38.8% ?  Net income per basic and diluted share of $0.42 ?  Adjusted operating margin of 46.5% ?  Adjusted net income per adjusted share of $0.84 ?  Dividend of $0.55 per share of Class A common stock –  Declaration Date: July 15th –  Record Date: August 15th –  Payable Date: August 29th Assets Under Management Net Client Cash Flows Operating Results Capital Management SUMMARY OF JUNE QUARTER 2014 RESULTS

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 16 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) $85.8 $96.9 $105.5 $107.4 $112.0 $85.3 $92.4 $101.0 $106.2 $108.2 2Q13 3Q13 4Q13 1Q14 2Q14 Assets Under Management Ending Assets Under Management Average Assets Under Management 1 Excludes $141 million transferred out during the March 2014 quarter and reinvested in April 2014. 1 $3.6 $2.0 YTD 2013 YTD 2014 Year To Date Net Client Cash Flows $1.4 $2.1 $1.5 $1.4 $0.6 2Q13 3Q13 4Q13 1Q14 2Q14 Quarter Net Client Cash Flows Net Client Cash Flows 1 1

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 17 GLOBAL DISTRIBUTION (in billions) $9.8 $10.9 $11.9 $11.9 $13.5 11% 11% 11% 11% 12% 2Q13 3Q13 4Q13 1Q14 2Q14 Non-U.S. Client AUM Non-U.S. Cl ient AUM as a % of Fi rmwide AUM Non-U.S. Cl ient AUM $2.6 $1.0$1.0 $1.0 YTD 2013 YTD 2014 Year To Date U.S. Non-U.S. $1.0 $1.8 $1.5 $1.3 (0.3) $0.4 $0.3 <$0.1 $0.1 $0.9 2Q13 3Q13 4Q13 1Q14 2Q14 Quarter U.S. Non-U.S. U.S. vs. Non-U.S. Client Net Flows

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 18 FINANCIAL RESULTS — Financial Highlights Average Total AUM (in billions) Revenues (in millions) $85.3 $106.2 $108.2 2Q13 1Q14 2Q14 $82.3 $107.2 YTD 2Q13 YTD 2Q14 $162.0 $201.8 $208.5 2Q13 1Q14 2Q14 $310.2 $410.3 YTD 2Q13 YTD 2Q14 Quarter Year To Date

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 19 FINANCIAL RESULTS — Financial Highlights Adjusted Operating Margin1 Adjusted Net Income (in millions) & Adjusted Net Income per Share1 Adjusted Net Income per Adjusted Share Adjusted Net Income 2Q13 1Q14 2Q14 1 Operating Margin (GAAP) for the quarters ended June 30, 2013, March 31, 2013, and June 30, 2014 was 29.8%, 33.3%, and 38.8%, respectively, and for the six months ended June 30, 2013 and June 30, 2014 was (120.2)% and 36.1%. Net Income attributable to APAM for the quarters ended June 30, 2013, March 31, 2014, and June 30, 2014 was $5.7M, $8.6M, and $19.3M, respectively, and for the six months ended June 30, 2013 and June 30, 2014 was $8.7M and $27.9M. Net Income (Loss) per basic and diluted share for the quarters ended June 30, 2013, March 31, 2014, and June 30, 2014 was $0.38, $(2.29), and $0.42, respectively, and for the six months ended June 30, 2013 and June 30, 2014 was $0.57 and $(1.64). See page 23 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures 44.6% 45.1% 46.5% 2Q13 1Q14 2Q14 41.0% 45.8% YTD 2Q13 YTD 2Q14 Quarter Year To Date $44.5 $0.64 $56.0 $0.78 $60.0 $0.84 $77.7 $1.11 $116.0 $1.62 Adjusted Net Income per Adjusted Share Adjusted Net Income YTD 2Q13 YTD 2Q14

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 20  Salary & Incentives includes incentive compensation, which increased in the June 2014 quarter as compared to the March 2014 and June 2013 quarters due primarily to higher revenues.  Benefits & Payroll taxes decreased in the June 2014 quarter due in part to seasonal benefits paid in the March 2014 quarter. The increase from the June 2013 quarter is primarily due to an increase in headcount.  The equity based compensation expense of $4.2 million in the June 2014 quarter is the result of the quarterly amortization of the equity grant made in July 2013.  The pre-IPO retention award amortization, which is included in cash retention award and severance in the June 2013 quarter, ended in the December 2013 quarter. FINANCIAL RESULTS — Compensation & Benefits (in millions) June 2014 % of Rev. March 2014 % of Rev. June 2013 % of Rev. Salary & Incentives 76.2$ 36.5% 75.0$ 37.2% 63.1$ 39.0% Benefits & Payroll taxes 4.9 2.4% 6.6 3.3% 3.9 2.4% Equity Based Compensation Expense 4.2 2.0% 4.3 2.1% - 0.0% Subtotal Compensation and Benefits 85.3 40.9% 85.9 42.6% 67.0 41.4% Pre-offering related compensation 16.2 7.8% 23.6 11.7% 23.9 14.8% Cash retention award and severance - 0.0% - 0.0% 2.2 1.4% Total Compensation and Benefits 101.5$ 48.7% 109.5$ 54.3% 93.1$ 57.5% For the Three Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 21 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $211.8 $203.6 4Q13 2Q14 Cash (in millions) $200.0 $200.0 4Q13 2Q14 Borrowings (in millions) 0.7x 0.5x 4Q13 2Q14 Leverage Ratio1 $132.3 $124.3 4Q13 2Q14 Equity (in millions)

APPENDIX

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 23 RECONCILIATION OF GAAP TO NON-GAAP (“ADJUSTED”) MEASURES (in millions) June 30 March 31 June 30 June 30 June 30 2014 2014 2013 2014 2013 Net income attributable to Artisan Partners Asset Management Inc. (GAAP) 19.3 8.6 5.7 27.9 8.7 Add back: Net income (loss) attributable to noncontrolling interests - APH 45.5 44.2 42.4 89.7 (364.7) Add back: Provision for income taxes 8.6 11.2 5.9 19.8 10.3 Add back: Pre-offering related compensation - share-based awards 16.2 23.6 23.9 39.8 357.1 Add back: Pre-offering related compensation - other - - - - 143.0 Add back: Offering related proxy expense - 0.1 - 0.1 - Add back: Net loss on the tax receivable agreements 4.5 - - 4.5 - Less: Net gain (loss) on the valuation of contingent value rights - - 8.6 - 33.4 Adjusted income (loss) before income taxes 94.1 87.7 69.3 181.8 121.0 Less: Adjusted provision for income taxes 34.1 31.7 24.8 65.8 43.3 Adjusted net income (loss) (Non-GAAP) 60.0 56.0 44.5 116.0 77.7 Average shares outstanding (in millions) Class A common shares 27.8 20.2 12.7 24.0 12.7 Assumed conversion or exchange of: Unvested restricted shares 1.6 1.6 N/A 1.6 N/A Convertible preferred shares outstanding 0.4 1.0 2.6 0.7 2.6 Artisan Partners Holdings LP units outstanding (non-controlling interest) 41.8 48.7 54.7 45.2 54.7 Adjusted shares 71.6 71.5 70.0 71.5 70.0 Adjusted net income per adjusted share (Non-GAAP) 0.84$ 0.78$ 0.64$ 1.62$ 1.11$ Operating income (loss) (GAAP) 80.8 67.2 48.3 148.0 (373.0) Add back: Pre-offering related compensation - share-based awards 16.2 23.6 23.9 39.8 357.1 Add back: Pre-offering related compensation - other - - - - 143.0 Add back: Offering related proxy expense - 0.1 - 0.1 - Adjusted operating income (loss) (Non-GAAP) 97.0 90.9 72.2 187.9 127.1 Adjusted operating margin (Non-GAAP) 46.5% 45.1% 44.6% 45.8% 41.0% Three Months Ended Six Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 24 LONG-TERM INVESTMENT RESULTS Source: Artisan Partners/MSCI/Russell/BofA Merrill Lynch. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods less than one year are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance. Average Annual Value-Added As of June 30, 2014 1 Yr 3 Yr 5 Yr 7 Yr 10 Yr Inception Since Inception (bp) Global Equity Team Artisan Non-U.S. Growth (Inception: 1-Jan-96) 23.71% 13.77% 16.38% 4.93% 10.10% 11.88% 650 MSCI EAFE Index 23.57% 8.09% 11.76% 0.97% 6.93% 5.39% Artisan Non-U.S. Small-Cap Growth (Inception: 1-Jan-02) 23.10% 14.40% 18.78% 7.11% 14.36% 16.57% 512 MSCI EAFE Small Cap Index 29.08% 9.83% 15.20% 2.48% 8.72% 11.45% Artisan Global Equity (Inception 1-Apr-10) 17.46% 16.89% --- --- --- 16.18% 561 MSCI All Country World Index 22.95% 10.24% --- --- --- 10.57% Artisan Global Small-Cap Growth (Inception 1-Jul-13) 25.13% --- --- --- --- 25.13% -84 MSCI All Country World Small Cap Index 25.97% --- --- --- --- 25.97% U.S. Value Team Artisan U.S. Mid-Cap Value (Inception: 1-Apr-99) 22.51% 16.48% 20.69% 9.68% 12.94% 15.15% 547 Russell Midcap ® Index 26.85% 16.07% 22.06% 7.65% 10.42% 9.68% Artisan U.S. Small-Cap Value (Inception: 1-Jun-97) 16.76% 8.52% 16.40% 6.56% 10.09% 12.89% 458 Russell 2000 ® Index 23.64% 14.55% 20.20% 6.72% 8.70% 8.31% Artisan Value Equity (Inception: 1-Jul-05) 24.88% 16.24% 18.70% 6.34% --- 9.07% 86 Russell 1000 ® Index 25.35% 16.61% 19.24% 6.45% --- 8.21% Growth Team Artisan U.S. Mid-Cap Growth (Inception: 1-Apr-97) 26.82% 15.75% 23.02% 11.02% 12.25% 16.53% 577 Russell Midcap ® Index 26.85% 16.07% 22.06% 7.65% 10.42% 10.77% Artisan U.S. Small-Cap Growth (Inception: 1-Apr-95) 19.97% 15.55% 22.86% 8.42% 9.43% 10.45% 77 Russell 2000 ® Index 23.64% 14.55% 20.20% 6.72% 8.70% 9.67% Artisan Global Opportunities (Inception: 1-Feb-07) 23.15% 14.52% 21.34% 9.35% --- 10.29% 606 MSCI All Country World Index 22.95% 10.24% 14.27% 3.24% --- 4.23% Global Value Team Artisan Non-U.S. Value (Inception: 1-Jul-02) 29.10% 15.94% 19.52% 8.73% 12.82% 14.98% 734 MSCI EAFE Index 23.57% 8.09% 11.76% 0.97% 6.93% 7.64% Artisan Global Value (Inception: 1-Jul-07) 25.20% 18.63% 21.04% 9.69% --- 9.69% 646 MSCI All Country World Index 22.95% 10.24% 14.27% 3.24% --- 3.24% Emerging Markets Team Artisan Emerging Markets (Inception: 1-Jul-06) 15.17% -2.75% 7.15% 0.52% --- 5.83% -100 MSCI Emerging Markets Index 14.31% -0.39% 9.23% 2.28% --- 6.83% Credit Team Artisan High Income (Inception: 1-Apr-14) --- --- --- --- --- 2.58% 1 BofA Merrill Lynch High Yield Master II Index --- --- --- --- --- 2.57% Average Annual Total Returns (Gross)

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 25 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 26, 2014. The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at June 30, 2014, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns presented net-of-fees were calculated using the highest model investment advisory fees applicable to portfolios within the composite. Fees may be higher for certain pooled vehicles and the composite may include accounts with performance-based fees. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy—MSCI EAFE® Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE® Small Cap Index; Global Equity Strategy—MSCI ACWI® Index; U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; U.S. Mid-Cap Growth Strategy— Russell Midcap® Index; U.S. Small-Cap Strategy—Russell 2000® Index; Global Opportunities Strategy—MSCI ACWI® Index; Non-U.S. Value Strategy—MSCI EAFE® Index; Global Value Strategy— MSCI ACWI® Index; Emerging Markets Strategy—MSCI Emerging Markets IndexSM. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2014 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 7, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 26 NOTES & DISCLOSURES We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings. Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE® Index, the MSCI EAFE® Growth Index, the MSCI EAFE® Small Cap Index, the MSCI EAFE® Value Index, the MSCI ACWI® Index and the MSCI Emerging Markets IndexSM are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com) The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. The BofA Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade $US- denominated corporate bonds publicly issued in the US domestic market. An investment cannot be made directly in an index. All information in this report includes all classes of shares, except performance and expense ratio information and as otherwise indicated, and is as of the date shown in the upper right hand corner unless otherwise indicated. Totals may not sum due to rounding. Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived there from, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Artisan Partners, or any of its products or services. None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2014 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.